Acquisitions and Divestitures	12 Months Ended
Dec. 31, 2019
Asset Acquisitions, Business Combinations And Divestitures [Abstract]
Acquisitions and Divestitures	Acquisitions and Divestitures
Business Combinations and Asset Acquisitions
For acquisitions which have been accounted for as business combinations, the acquired companies’ results have been included in the accompanying consolidated statements of income from their respective dates of acquisition. Our acquisitions have historically been made at prices above the fair value of the acquired net assets, resulting in goodwill, due to expectations of synergies of combining the businesses. These synergies include use of our existing infrastructure, such as sales force, shared service centers, distribution channels and customer relations, to expand sales of an acquired business' products; use of the infrastructure of the acquired businesses to cost-effectively expand sales of our products; and elimination of duplicative facilities, functions and staffing.
If the acquired net assets do not constitute a business under the acquisition method of accounting, the transaction is accounted for as an asset acquisition and no goodwill is recognized. In an asset acquisition, the amount allocated to acquired IPR&D with no alternative future use is charged to expense at the acquisition date.
2019 Business Combinations
In January 2019, we completed the acquisition of N-of-One, Inc., a privately-held U.S. molecular decision support company and pioneer in clinical interpretation services for complex genomic data located in Concord, Massachusetts. The cash consideration, net of cash acquired, was $24.5 million. This acquisition was not significant to the overall consolidated financial statements and as of December 31, 2019, the allocation of the purchase price was final. The acquisition did not have a material impact to net sales, net income or earnings per share and therefore no pro forma information has been provided herein.
In the third quarter of 2019, we acquired two additional companies for total cash consideration, net of cash acquired, of $43.5 million. The purchase price allocations for these acquisitions are preliminary and are based upon preliminary estimates which used information that was available to management at the time the financial statements were prepared and these estimates and assumptions are subject to change within the measurement period, up to one year from the acquisition date. Accordingly, the allocation may change. We continue to gather information about the assets and liabilities acquired, including the acquired tax balance. These acquisitions were not significant to the overall consolidated financial statements and the acquisitions did not have a material impact to net sales, net income or earnings per share. Thus, no pro forma information has been provided herein.
2018 Business Combination
In April 2018, we acquired all shares in STAT-Dx Life, S.L. (STAT-Dx), a privately-held company located in Barcelona, Spain, which is developing the next generation of multiplex diagnostics for one-step, fully integrated molecular analysis of common syndromes using a novel system based on real-time PCR technology and proven QIAGEN chemistries.
The cash consideration totaled $148.8 million. The acquisition included contingent consideration which is recorded as part of the purchase price based on the acquisition date fair value. Potential contingent payments through 2024 under the purchase agreement total $44.3 million, of which the fair value of $37.4 million was recorded as purchase price using a probability-weighted analysis of the future milestones applying discount rates between 6.5% and 6.9%. Direct acquisition costs totaled $2.0 million.
The final purchase price allocation differed from the initial preliminary purchase price allocation as follows:

(in thousands)	Final	Preliminary As of April 27, 2018	Difference
Purchase Price:
Cash consideration	$148,780	$148,780	$—
Fair value of contingent consideration	37,377	36,751	626
	$186,157	$185,531	$626

Final Allocation:
Cash and cash equivalents	$7,357	$7,357	$—
Prepaid expenses and other current assets	1,432	1,432	—
Inventories	1,868	1,868	—
Income tax receivables	2,213	2,213	—
Accounts payable	(1,412)	(1,412)	—
Accruals and other current liabilities	(1,785)	(560)	(1,225)
Fixed and other long-term assets	6,306	6,434	(128)
Developed technology	31,300	80,100	(48,800)
In-process research and development	24,300	—	24,300
Goodwill	117,621	97,268	20,353
Deferred tax liability on fair value of identifiable intangible assets acquired	(3,043)	(9,169)	6,126
Total	$186,157	$185,531	$626

The changes in the values of in-process research and development assets and developed technology relate to new information obtained, that existed at the acquisition date, regarding key assumptions in the valuation model since the initial purchase price allocation. The weighted average amortization period for the developed technology is 10 years. The goodwill acquired is not deductible for tax purposes.
In-process research and development relates to technologies that remain in development at the time of acquisition and which had not yet obtained regulatory approval. During 2019, one development project was completed and a portion of in-process research and development costs were reclassified into developed technology as further discussed in Note 11 "Goodwill and Intangible Assets". The remaining technologies within in-process research and development are expected to be completed within the next two years.
Revenue and earnings in the reporting periods since the acquisition date have not been significant. No pro forma financial information has been provided herein as the acquisition of STAT-Dx did not have a material impact to our net sales, net income or earnings per share on a pro forma basis.
Other 2018 Business Combination
In April 2018, we acquired all remaining shares of a privately held entity in which we held a minority interest. The value of the minority interest investment was revalued in connection with the acquisition by $4.8 million and a corresponding gain was recorded in general and administrative, restructuring, integration and other, net in the accompanying consolidated statement of income for the year ended December 31, 2018. This acquisition was not significant to the overall consolidated financial statements. The acquisition did not have a material impact to net sales, net income or earnings per share and therefore no pro forma information has been provided herein.
2019 Asset Acquisition
On January 31, 2019, we acquired the digital PCR asset of Formulatrix, Inc., a developer of laboratory automation solutions. We paid Formulatrix $125.0 million in cash upon closing and will pay future milestone payments of $135.9 million in 2020. As of December 31, 2019, $134.3 million is included in accrued and other current liabilities in the accompanying consolidated balance sheet for the present value of the future expected payments.
Divestitures
In 2019, we sold a portfolio of protein catalysation products for $1.0 million. An immaterial gain was recorded on the sale. In 2018, we sold a portfolio of veterinary testing products for a total of €15.1 million ($18.5 million), of which $16.4 million was received in cash and the balance due in April 2020. An $8.0 million gain was recorded on the sale to other income (expense), net in the accompanying consolidated statements of income for the year-ended December 31, 2018.